UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 29, 2013
 Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2125 O'Nel Drive
San Jose, CA    95131
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 29, 2013, 8x8, Inc. ("8x8") completed the acquisition of Voicenet Solutions Limited ("Voicenet"), a provider of cloud communications and collaboration services in the United Kingdom. The terms of the acquisition have been reported previously in the Current Report on Form 8-K filed by 8x8 with the Securities and Exchange Commission on November 12, 2013. Voicenet is now a wholly-owned subsidiary of 8x8. On December 2, 2013, 8x8 issued a press release relating to the completion of the acquisition of Voicenet and on December 3, 2013, 8x8 hosted a conference call to discuss the Voicenet acquisition and Voicenet's financials. The full text of the press release is attached as Exhibit 99.1 and conference call transcript is attached as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits

(d)   Exhibits.
Exhibits	Description
99.1	Press Release dated December 2, 2013.
99.2	December 3, 2013 Conference Call Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2013

8X8, INC.

By: /s/ Daniel Weirich

Daniel Weirich
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibits	Description
99.1	Press Release dated December 2, 2013.
99.2	December 3, 2013 Conference Call Transcript.